April 13, 2005


CPVC Tremblant Inc.
c/o Suite 3100, Home Oil Tower
324 - 8th Avenue S.W.
Calgary, AB  T2P 2Z2

Attention:        Alain Lambert,
                  President and Chief Executive Officer

Loretta Food Group Inc.
2405 Lucknow Drive
Mississauga, ON  L5S 1H9

Attention:        Mr. Al Burgio,
                  President and CEO

Re: Sponsorship Letter for Proposed Qualifying Transaction of CPVC Tremblant Inc. ("Tremblant") and Loretta Food Group Inc. ("Loretta")

We understand that Tremblant proposes to proceed with a qualifying transaction (the "Qualifying Transaction") involving the acquisition of all of the issued and outstanding shares of Loretta, followed by a name change and a consolidation to form a new resulting issuer (the "Resulting Issuer") all pursuant to a Letter Agreement among Loretta, Tremblant and certain shareholders of Loretta (the "Letter Agreement").

Subject to the terms and conditions hereof, the Sponsor (as hereinafter defined) agrees to provide to Tremblant for filing with the Exchange a Sponsor Report (as hereinafter defined), if a Sponsor Report is required by the Exchange, with respect to the Qualifying Transaction. In consideration for its services hereunder, the Sponsor shall be entitled to the fees and expenses provided for in paragraph 6 hereof.

It is our understanding that Loretta will complete a private placement of a minimum of 5,555,400 a maximum of 11,111,100 subscription receipts at the price of $0.27 per subscription receipt for aggregate gross proceeds of a minimum of $1,500,000 and a maximum of $3,000,000 in connection with the Qualifying
Transaction (the "Private Placement"). Concurrent with the closing of the Qualifying Transaction (the "Closing"), each three subscription receipts will be converted into one (1) common share of Loretta which will be exchanged for three
(3) common shares of Tremblant.

1. In this Agreement:

(a) "Acts" means all applicable securities legislation in Ontario, Manitoba, Alberta and British Columbia and the rules and regulations hereto, as amended from time to time;

(b) "Agent" and/or "Sponsor" means Raymond James Ltd.;

(c) "Agreement" means this Transaction Sponsorship Letter among the Sponsor, Tremblant and Loretta;

(d) "Closing Date" means the date of the closing of the Qualifying Transaction to be no later than September 30, 2005, or as otherwise agreed between Tremblant and Loretta;

(e)  "Control  person",  "insider",   "misrepresentation",   "material  change",
"material fact" and "reporting issuer" shall have the meanings ascribed thereto under the Acts;

(f) "Exchange" means the TSX Venture Exchange Inc.;

(g) "Information" means with respect to Tremblant or as the case may be with respect to Loretta all materials, data and information, including the Public Record, provided to the Sponsor by Tremblant, or the insiders of Tremblant, or as the case may be by Loretta or the insiders of Loretta, whether the information was provided at the request of the Sponsor, or obtained by the Sponsor from the files of the Exchange or Securities Commissions, or otherwise;

(h) "Loretta" means Loretta Food Group Inc., a company incorporated under the laws of the State of Delaware and is a registrant with the United States Securities and Exchange Commission;

(i) "Public Record" means any and all information filed on SEDAR;

(j) "Securities Commissions" means the Ontario, Manitoba, British Columbia and Alberta Securities Commissions;

(k) "Sponsor's counsel" means Cassels Brock & Blackwell LLP, or such other legal counsel as the Sponsor, with the consent of Tremblant and/or Loretta, may appoint; and

(l) "Sponsor Report" means the Sponsor Report to be provided by the Sponsor as required by Policy 2.2 of the Exchange, which Sponsor Report shall be provided by the Closing Date.

(m) "Tremblant" means CPVC Tremblant Inc., a Canadian public company listed on the Exchange; and

(n) "Tremblant counsel" means Burstall Winger LLP, or such other legal counsel as Tremblant, with the consent of the Sponsor, may appoint.

2. Tremblant represents and warrants to the Sponsor, and acknowledges that the Sponsor is relying upon such representations and warranties, that:

(a) it has been duly incorporated and organized and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate authority and power to carry on its business, as now conducted and as presently proposed to be conducted by it, and to own its assets;

(b) the only securities Tremblant is authorized to issue are an unlimited number of common shares and an unlimited number of preferred shares issuable in series, of which, as of the date hereof, 9,700,000 common shares are outstanding as fully paid and non assessable;

(c) no person has any agreement, option, right or privilege for the purchase, acquisition, subscription for or issue of any of the securities of Tremblant, except as disclosed in the Public Record;

(d) Tremblant is not in violation of any of the terms of its articles and by-laws or provisions of any agreement to which it is a party;

(e) it is qualified to carry on business under the laws of the jurisdiction in which it carries on its business;

(f) it has full corporate power and authority to enter into this Agreement and to perform its obligations as set out herein, and this Agreement has been duly authorized, executed and delivered by Tremblant, and this Agreement is a legal, valid and binding obligation of Tremblant, enforceable against it in accordance with its terms subject to laws relating to creditors rights generally, the availability of equitable remedies and except as rights to indemnity and contribution may be limited by applicable law;

(g) except as has been disclosed to the Sponsor in writing or set out in the Information, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of Tremblant and there has not been any material change in the business, operations or condition (financial or otherwise) or results of the operations of Tremblant, and there has been no material fact, transaction, event or occurrence which could materially adversely affect the business of Tremblant since the date of its most recent financial statements filed on SEDAR;

(h) the financial statements included in the Information fairly present, in accordance with generally accepted accounting principles in Canada, the financial position and condition of Tremblant at the dates thereof and reflect all material liabilities (absolute, accrued, contingent or otherwise) of Tremblant;

(i) there are no actions, suits, proceedings or inquiries pending or to Tremblant's knowledge, threatened against or affecting Tremblant at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affect, or may in any way materially adversely affect, the business, operations or condition (financial or otherwise) of Tremblant or its assets;

(j) the Information is true, correct, and complete and does not contain any misrepresentation or material omission, as of the date of such Information;

(k) other than the Qualifying Transaction with Loretta, Tremblant has not approved, is not contemplating and has not entered into any material agreement in respect of the purchase or disposition of any property or the change of control of Tremblant;

(l) the Securities Commissions have not issued any order preventing or suspending trading in securities of Tremblant and Tremblant is not in default of any requirement of the Act, the regulations thereto or any rule or by-law of the Exchange, or any other similar applicable legislation or authority in Canada, except as disclosed in writing to the Sponsor or contained in the Information; and

(m) the representations and warranties of Tremblant contained in the Letter Agreement are true and correct and such representations and warranties shall form part of this Agreement for the benefit of the Sponsor.

3. Loretta represents and warrants to the Sponsor, and acknowledges that the Sponsor is relying upon such representations and warranties, that:

(a) it has been duly incorporated and organized and is validly existing under the laws of the jurisdiction of its incorporation and has all requisite corporate authority and power to carry on its business, as now conducted and as presently proposed to be conducted by it, and to own its assets;

(b)  there  are  currently   6,612,500  common  shares  of  Loretta  issued  and
outstanding as fully paid and non assessable shares;

(c) no person has any agreement, option, right or privilege for the purchase, acquisition, subscription for or issue of any of the securities of Loretta, other than 930,000 stock options with varied exercise prices;

(d) Loretta is not in violation of any of the terms of its articles or by-laws or provisions of any agreement to which it is a party;

(e) Loretta is qualified to carry on business under the laws of the jurisdiction in which it carries on its business and is the absolute owner and has good title to all of its material properties and assets;

(f) Loretta has full corporate power and authority to enter into this Agreement and to perform its obligations as set out herein, and this Agreement has been duly authorized, executed and delivered by Loretta, and this Agreement is a legal, valid and binding obligation of Loretta, enforceable against it in accordance with its terms subject to laws relating to creditors rights generally, the availability of equitable remedies and except as rights to indemnity and contribution may be limited by applicable law;

(g) except as has been disclosed to the Sponsor in writing or set out in the Information, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of Loretta and there has not been any material change in the business, operations or condition (financial or otherwise) or results of the operations of Loretta, and there has been no material fact, transaction, event or occurrence which could materially adversely affect the business of Loretta since the date of the last financial statements provided to the Sponsor by Loretta;

(h) the financial statements included in the Information fairly present, in accordance with generally accepted accounting principles in the United States, the financial position and condition of Loretta at the dates thereof and reflect all material liabilities (absolute, accrued, contingent or otherwise) of Loretta;

(i) except as disclosed in the Letter Agreement, there are no actions, suits, proceedings or inquiries pending or to Loretta's knowledge, threatened against or affecting Loretta at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affect, or may in any way materially adversely affect, the business, operations or condition (financial or otherwise) of Loretta, or its assets;

(j) Loretta has filed in a timely manner all necessary tax returns and notices and have paid all applicable taxes of whatsoever nature for all tax periods prior to the date hereof;

(k) the Information is true, correct, and complete and does not contain any misrepresentation or material omission, as of the date of such Information;

(l) except as disclosed in the Information or to the Sponsor, Loretta has not approved, is not contemplating and has not entered into any material agreement in respect of the purchase or disposition of any property or the change of control of Loretta; and

(m) the representations and warranties of Loretta contained in the Letter Agreement are true and correct and such representations and warranties shall form part of this Agreement for the benefit of the Sponsor.

4. Tremblant and Loretta agree that:

(a) they will allow the Sponsor to conduct all due diligence, including meeting with senior management and auditors, which the Sponsor and/or the Sponsor's counsel may reasonably require in order to fulfill the Sponsor's obligations hereunder, and they will use their best efforts to require that the insiders of Tremblant and Loretta cooperate fully with the Sponsor in the conduct of its due diligence;

(b) they shall furnish or arrange to furnish to the Sponsor and/or Sponsor's counsel all materials, data and information relevant to the Sponsor's duties hereunder and any other materials, data or information the Sponsor may reasonably request;

(c) the Sponsor shall be under no obligation to independently verify the accuracy or completeness of the Information and shall be entitled to assume the accuracy and completeness thereof;

(d) Tremblant and Loretta undertake to file or cause to be filed all forms or undertakings required to be filed with the Exchange and Securities Commissions with respect to the Qualifying Transaction; and

(e) during the term of this Agreement, Tremblant and Loretta will keep the Sponsor and the Sponsor's counsel fully informed of all relevant matters which could have a material effect on the services provided hereunder, including, without limiting the generality of the foregoing, a material change in the affairs of Tremblant or Loretta, or a change to or an inaccuracy or omission in the Information.

5. The obligations of the Sponsor hereunder shall be conditional upon the Sponsor receiving on or prior to the Closing Date:

(a) a confirmation acceptable to the Sponsor acting reasonably that all actions required to be taken by or on behalf of Tremblant and Loretta including, without limitation, the passing of all resolutions of the directors and shareholders, shall have occurred in order to complete the Qualifying Transaction;

(b) the certificate of Tremblant and Loretta dated as of the date of the Sponsor Report, and addressed to the Sponsor and signed by the respective President or such other officers or directors satisfactory to the Sponsor, acting reasonably, certifying that:

     (i) Tremblant and Loretta, as the case may be, have complied with and satisfied all material terms and conditions of this Agreement on their part to be complied with or satisfied;

     (ii) the representations and warranties of Tremblant and Loretta, as the case may be, set forth in this Agreement are true and correct in all material respects as at the date of the Sponsor Report, as if made at such time;

     (iii) no event of a nature referred to in paragraph 4(e) has occurred or to the knowledge of such officer is pending, contemplated or threatened; and

     (iv) Tremblant's and Loretta's directors, officers, employees and insiders are aware of, appreciate the nature of the responsibilities they will be undertaking with respect to the listing on the Exchange and obtaining the status of reporting issuer under the Acts, including insider trading and control person rules set out in the Acts;

(c) such further document(s) as the Sponsor may reasonably require; and

(d) payment of the fees provided for in paragraph 6 hereof, less the Deposit (as hereinafter defined).

6. In consideration for its services  hereunder,  Tremblant agrees to pay to the
Sponsor:

(a) whether or not a Sponsor Report is required by the Exchange a fee equal to $35,000, plus applicable taxes, of which the first half will be payable at the signing of this Agreement (the "Deposit"), and the second half will be payable on the earlier of (i) closing of the Qualifying Transaction; and (ii) the date of filing of the final Sponsor Report with the Exchange; and

(b) the legal fees incurred by Sponsor's counsel pursuant hereto subject to a maximum of $10,000, unless otherwise agreed in writing, of which $5,000 will be payable on the date it is determined that a Sponsor Report is required (plus applicable taxes) and $5,000 (plus applicable taxes) will be paid on the Closing Date.

7. Whether or not the matters contemplated herein shall be completed, all costs and expenses provided in paragraph 6 hereabove shall be borne by Tremblant, including, without limiting the generality of the foregoing, the reasonable expenses and out-of-pocket costs of the Sponsor to a maximum of $5,000 without the prior written consent of Tremblant and the fees and expenses of the Sponsor's counsel as provided in paragraph 6 (b).

8. The Sponsor may waive in whole or in part any breach of, default under or non-compliance with any representation, warranty, term or condition hereof, or extend the time for compliance therewith, without prejudice to any of its rights in respect of any other representation, warranty, term or condition hereof or any other breach of, default under or representation, warranty, term or condition hereof, provided that any such waiver or extension shall be binding on the Sponsor only if the same is in writing.

9. The Sponsor may terminate its obligations hereunder, by written notice to Tremblant and Loretta, in the event that after the date hereof and prior to the date of the Sponsor Report:

(a) the Sponsor is not satisfied in its sole discretion, acting reasonably, with the results of the due diligence review and investigation, provided that Tremblant or Loretta as the case may be, has failed to provide a response satisfactory to the Sponsor;

(b) any cease trade order in respect of any securities of Tremblant is made, or proceedings are announced, commenced or threatened for the making of any such order, by any Securities Commissions, and has not been rescinded, revoked or withdrawn;

(c) any inquiry, investigation (whether formal or informal) or other proceeding in relation to Tremblant or any of its insiders is announced, commenced or threatened by the Securities Commissions, the Exchange or by any other competent authority;

(d) there should occur any adverse material change, occurrence or event of the nature referred to in paragraph 4(e); or

(e) Tremblant or Loretta shall be in breach of, default under or non-compliance with any material representation, warranty, term or condition of this Agreement.

10. It is understood that all representations, warranties, terms, conditions and caveats herein or contained in certificates or documents submitted pursuant to or in connection with the transactions contemplated herein, shall survive the Closing Date and the termination of this Agreement and shall continue in full force and effect for a period of 12 months for the benefit of any investigation by or on behalf of the Sponsor with respect thereto.

11. Tremblant shall indemnify and hereby saves the Sponsor and each of its directors, officers, employees, partners, agents, advisors and shareholders harmless against and from all liabilities, claims, demands, losses, costs, damages and expenses to which the Sponsor and/or any of its directors, officers, employees, partners, agents, advisors or shareholders may suffer or incur, whether under the provisions of any statute or otherwise, in any way caused by, or arising directly or indirectly from or in consequence of:

(a) the performance by the Sponsor of the services rendered hereunder, including, without limiting the generality of the foregoing, the providing of the Sponsor Report;

(b) any misrepresentation or alleged misrepresentation or omission in the Information provided by Tremblant;

(c) any omission or alleged omission to provide any materials, data or information or state any fact, the omission of which makes or is alleged to make the Information provided by Tremblant untrue or misleading in light of the circumstances in which it was made; and

(d) any breach of, default under or non-compliance by Tremblant or the insiders of Tremblant with respect to any representation or warranty of Tremblant or in respect of any, term, covenant or condition of this Agreement.

12. Loretta shall indemnify and saves the Sponsor, and each of its directors, officers, employees, partners, agents, advisors and shareholders harmless against and from all liabilities, claims, demands, losses, costs, damages and expenses to which the Sponsor and/or any of its directors, officers, employees, partners, agents, advisors or shareholders may suffer or incur, whether under the provisions of any statute or otherwise, in any way caused by, or arising directly or indirectly from or in consequence of:

(a) the performance by the Sponsor of the services rendered hereunder, including, without limiting the generality of the foregoing, the providing of the Sponsor Report;

(b) any misrepresentation or alleged misrepresentation in the Information provided by Loretta;

(c) any omission or alleged omission to provide any materials, data or information or state any fact, the omission of which makes or is alleged to make the Information provided by Loretta untrue or misleading in light of the circumstances in which it was made; and

(d) any breach of, default under or non-compliance by Loretta, or the insiders of Loretta with respect to any representation or warranty of Loretta or in respect of any term, covenant or condition of this Agreement.

13. The indemnities by Tremblant and Loretta shall not apply to the extent that a court, or regulatory authority, or government commission, or competent jurisdiction shall determine that the Sponsor or its personnel have been negligent or dishonest or have committed any fault or act or omission contrary to applicable law in the course of such performance; and the cost, loss, claim, damage or liability, as to which indemnification is claimed, was directly or indirectly caused by said negligence, dishonesty, fault or impropriety.

14. If any claim contemplated by paragraphs 11 or 12 hereof shall be asserted against any of the persons or corporations in respect of which indemnification is or might reasonably be considered to be provided for in such paragraphs, such person or corporation (the "Indemnified Person") shall notify Tremblant and/or Loretta (as applicable) as soon as possible of the nature of such claim and Tremblant and/or Loretta, as the case may be, shall be entitled (but not required) to assume the defense of any suit brought to enforce such claim, provided however, that the defense shall be through legal counsel selected by Tremblant and/or Loretta (as applicable) and acceptable to the Indemnified Person acting reasonably and that no settlement may be made by Tremblant and/or Loretta (as applicable) or the Indemnified Person without the prior written consent of the other, such consent not to be unreasonably withheld. The Indemnified Person shall have the right to retain its own counsel in any proceeding relating to a claim contemplated by paragraphs 11 or 12 if:

(a) the Indemnified Person has been advised by counsel that there may be a reasonable legal defense available to the Indemnified Person which is different from or additional to any defense available to Tremblant and/or Loretta (as applicable) (in which case Tremblant and/or Loretta (as applicable) shall not have the right or the obligation to assume the defense of such proceedings on the Indemnified Person's behalf);

(b) Tremblant and/or Loretta (as applicable) shall not have taken up the defense of such proceedings and employed counsel within ten days after notice of commencement of such proceedings; or

(c) the employment of such counsel has been authorized by Tremblant and/or Loretta (as applicable) in connection with the defense of such proceeding;

and, in any such event, the reasonable fees and expenses of such Indemnified Person's counsel shall be paid by Tremblant and/or Loretta, as the case may be.

15. Any notice or other communication to be given hereunder shall, in the case of notice to Tremblant or Loretta be given at their respective addresses above and, in the case of notice to the Sponsor, be addressed to:

                           Raymond James Ltd.
                           5300-40 King Street West
                           Scotia Plaza, P.O. Box 415
                           Toronto, ON  M5H 3Y2
                           Attention:      Mr. Robert G. Boaz,
                                           Managing Director, Investment Banking
                           Telecopier:  (416) 777-7114

Any such notice or other communication shall be in writing and be given by confirmed facsimile or delivery.

16. If one or more of the provisions of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

17. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein in each case without reference to conflicts of law rules.

18. Time shall be of the essence of this Agreement.

19. This Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement. The parties hereto shall be entitled to rely on delivery of a facsimile copy of this Agreement and such facsimile copy shall be legally effective to create a valid and binding agreement.

20. Tremblant and Loretta agree that no public announcement or press release concerning this Agreement and any other instruments related hereto, or the relationship among Tremblant, Loretta and the Sponsor shall be made without the prior consent of the Sponsor, such consent not to be unreasonably withheld. Tremblant and Loretta further agree that no public announcement or press release of any form or kind whatsoever shall be made within 30 days of the date of the Sponsor Report without the prior consent of the Sponsor, such consent not to be unreasonably withheld.

21. It is understood that the terms and conditions of this Agreement supersede any previous verbal or written agreement between the Sponsor, Tremblant, and Loretta with respect to the matters herein contained.

22. This Agreement is not assignable and shall enure to the benefit of, and be binding upon the parties hereto and their respective successors and permitted assigns.

23. The parties acknowledge that they have required that this Agreement and all documents, notices and correspondence relating directly or indirectly to this Agreement be prepared in English. Les parties reconnaissent avoir exige que la presente convention et tous les documents, avis et correspondance y afferents directement ou indirectement soient rediges en anglais.

If the foregoing is in accordance with your understanding and is agreed to by you, please confirm your acceptance by signing the enclosed copies of this letter at the place indicated and by returning the same to the Sponsor.

RAYMOND JAMES LTD.


Per:     /s/ Robert Boaz
------------------------
         Robert G. Boaz
         Managing Director,
         Investment Banking

ACCEPTED AND AGREED to as of the 15th day of April, 2005.

CPVC TREMBLANT INC.


Per:     /s/ Alain Lambert
--------------------------
         Alain Lambert
         President
         and Chief Executive Officer

ACCEPTED AND AGREED to as of the 15th day of April, 2005.

LORETTA FOOD GROUP INC.


Per:     /s/ Al Burgio
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         Al Burgio
         President and Chief Executive Officer